                                                                    Exhibit 10-l

                               SECOND AMENDMENT TO
                AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of September 26, 2002 (the "Amendment"), is among GABRIEL RIDE CONTROL PRODUCTS, INC., a Delaware corporation, MAREMONT EXHAUST PRODUCTS, INC., a Delaware corporation, PUROLATOR PRODUCTS NA, INC., a Delaware corporation, MERITOR HEAVY VEHICLE SYSTEMS, LLC, a Delaware limited liability company, MERITOR HEAVY VEHICLE BRAKING SYSTEMS (USA), INC., a Delaware corporation, EUCLID INDUSTRIES, LLC, a Delaware limited liability company, ARVINMERITOR OE, LLC, a Delaware limited liability company, ROLL COATER, INC., an Indiana corporation and AVM, INC. (each an "Originator" and collectively, the "Originators"), ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation ("Buyer") and Credit Lyonnais, acting through its New York Branch, as Agent (the "Agent").

                                   WITNESSETH

      WHEREAS, the Originators (other than AVM, Inc.) and the Buyer have previously entered into that certain Amended and Restated Purchase and Sale Agreement dated as of September 27, 2001 (as amended, restated or otherwise modified from time to time, the "Agreement") pursuant to which the Originators agreed to sell to Buyer, and Buyer agreed to buy from each of the Originators, all of the Receivables, all Related Security, Lock-Box Accounts and all proceeds thereof generated by each such Originator;

      WHEREAS, pursuant to the Second Tier Agreement, Buyer has transferred to ABN AMRO Bank N.V., as agent for the Conduit Purchasers and the Committed Purchasers, all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

      WHEREAS, concurrently herewith the parties to the Second Tier Agreement are amending and restating such Second Tier Agreement in its entirety to provide for, among other things, the appointment of Credit Lyonnais, acting through its New York Branch, as agent for the Conduit Purchasers and Committed Purchasers thereunder;

      WHEREAS, the parties hereto desire to add AVM, Inc., a South Carolina corporation ("AVM") as an Originator under the Agreement effective as of September 26, 2002.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

      Section 2. Amendments to Agreement. (a) As contemplated by Section 8.1 of the Agreement, each of the parties hereto agrees that effective as of September 26, 2002 (the "Effective Date"), AVM agrees to sell, transfer, assign, set over and otherwise convey to Buyer, and Buyer agrees to purchase from AVM, all Receivables, all Related Security, Lock-Box Accounts and all proceeds thereof originated by AVM.

      (b) From and after the Effective Date, the term "Originator" shall be amended to include AVM. In addition, from and after the Effective Date, AVM agrees to be bound by all of the terms and conditions applicable to an Originator contained in the Agreement and the other Transaction Documents.

      (c) In connection with the execution of this Amendment, AVM and the Buyer agree to deliver each of the documents set forth in Section 7.1 of the Second Tier Agreement, to the extent that such documents are applicable.

      (d) In connection with the execution and delivery of this Amendment, AVM hereby makes, with respect to itself, the representations and warranties set forth in Section 4.1 of the Agreement. The state of organization of AVM is the State of South Carolina. The chief executive office of AVM is located at Highway 76 East Marion, South Carolina 29571 with a mailing address at Highway 76 East Marion, South Carolina 29571 and has not been located in any other state besides South Carolina since December 31, 1991. AVM has no trade names and has not conducted business under any other name.

      (e) All references in the Agreement to the Second Tier Agreement shall be deemed references to the Second Amended and Restated Receivables Sale Agreement dated as of September 26, 2002, among ArvinMeritor Receivables Corporation, as Seller, ArvinMeritor, Inc., as Initial Collection Agent, Credit Lyonnais, acting through its New York Branch, as Agent, the Purchaser Agents from time to time party thereto, the Related Committed Purchasers from time to time party thereto and the Conduit Purchasers from time to time party thereto, as the same may from time to time hereafter be amended, modified, supplemented or restated in its entirety in accordance with the terms thereof.

      (f) Section 8.7 of the Agreement shall be deleted in its entirety and replaced with the following:

                  Section 8.7. Governing Law; Submission to Jurisdiction. THIS
            AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK. EACH ORIGINATOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF, OR RELATING TO, THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. Each Originator hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum. Nothing in this Section 8.7 shall affect the right of Buyer to bring any action or proceeding against an Originator or its property in the courts of other jurisdictions.

      (g) A new Section 8.12 shall be added to the Agreement and shall read as follows:

                  "Section 8.12. Addition/Removal of Originator. Upon compliance with the terms set forth in Section 7.3(a) of the Second Tier Agreement, including the delivery of a Joinder Agreement in substantially the form attached hereto as Exhibit B, an entity may be added as an Originator under this Agreement. At such time, such entity shall be an Originator for all purposes hereunder.

                  (b) Upon compliance with the terms set forth in Section 7.3(b)
            of the Second Tier Agreement, the Buyer shall no longer purchase Receivables originated by an Originator that has been removed pursuant to the terms thereof; provided, however, that in no event shall such Originator be relieved of any of its obligations under this Agreement or the other Transaction Documents with respect to any Receivables previously sold to the Buyer."

      (h) The Agreement is hereby amended by adding thereto a new Exhibit B in the form attached hereto as Exhibit B.

      Section 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

      Section 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same instrument.

      Section 5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         GABRIEL RIDE CONTROL PRODUCTS, INC., as
                                           Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         MAREMONT EXHAUST PRODUCTS, INC., as
                                           Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         PUROLATOR PRODUCTS NA, INC., as
                                           Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                         MERITOR HEAVY VEHICLE SYSTEMS, LLC, as
                                           Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                      Signature Page to Second Amendment to
                     Amended and Restated Purchase and Sale
                                    Agreement

                                         MERITOR HEAVY VEHICLE BRAKING SYSTEMS
                                           (USA), INC., as Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         EUCLID INDUSTRIES, LLC, as Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         ARVINMERITOR OE, LLC, as Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         ROLL COATER, INC., as Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         AVM, INC., as Originator

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                      Signature Page to Second Amendment to
                     Amended and Restated Purchase and Sale
                                    Agreement

                                         ARVINMERITOR RECEIVABLES CORPORATION,
                                           as Buyer

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         ARVINMERITOR, INC.

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                         CREDIT LYONNAIS, acting through its New
                                           York Branch, as Agent

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                         By

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                      Signature Page to Second Amendment to
                     Amended and Restated Purchase and Sale
                                    Agreement

                                    EXHIBIT B
                                       TO
                AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

                            FORM OF JOINDER AGREEMENT


                                                           --------------, -----

CREDIT LYONNAIS, acting through its New
York Branch, as Agent and ARVINMERITOR
RECEIVABLES CORPORATION, as Buyer, party to the Amended and Restated Purchase and Sale Agreement dated as of September 27, 2001 among Buyer and Originators, as amended (the "Agreement")

Ladies and Gentlemen:

      Reference is made to the Agreement described above. Terms not defined herein which are defined in the Agreement shall have for the purposes hereof the meaning provided therein.

      The undersigned, [NEW ORIGINATOR], a __________ [CORPORATION/LIMITED LIABILITY COMPANY/PARTNERSHIP], hereby elects to be an "Originator" for all purposes of the Agreement, effective from the date hereof.

      [NEW ORIGINATOR] agrees to sell, transfer, assign, set over and otherwise convey to Buyer all Receivables, all Related Security, Lock-Box Accounts and all proceeds thereof originated by [NEW ORIGINATOR].

      [NEW ORIGINATOR] agrees to deliver each of the documents set forth in
Section 7.3 of the Second Tier Agreement.

      In connection with the execution and delivery of this Amendment, [NEW ORIGINATOR] hereby makes, with respect to itself, the representations and warranties set forth in Section 4.1 of the Agreement. The state of organization of [NEW ORIGINATOR] is the State of ____________. The chief executive office of [NEW ORIGINATOR] is located at _________________________ with a mailing address at ____________________________________ and has not been located in any other states besides _______________ since ________________, ____. [NEW ORIGINATOR]
has no trade names and has not conducted business under any other name.

      Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of an Originator under, and to be bound in all respects by the terms of, the Agreement and the other Transaction Documents to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto. This agreement shall be construed in accordance with and governed by the laws of the State of New York.

              Executed as of this ___ day of _______________, ____.


                                         [NEW ORIGINATOR]


                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


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